UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):   March 29, 2006
                                                    --------------


                              110 MEDIA GROUP, INC.
                              ---------------------
             (Exact name of registrant as specified in its Charter)

           Delaware                      0-29462                13-4127624
    ------------------                   -------                ----------
(State or other jurisdiction           (Commission             (IRS Employer
   of incorporation)                     File No.)           Identification No.)


31 West Main Street, Suite 312, Patchogue, NY                     11772
-----------------------------------------------                   -----
(Address of principal executive offices)                       (Zip Code)


                                 (631) 207-2227
                                 --------------
              (Registrant's telephone number, including area code)


                                       N/A
                                       ---
         (Former Name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant

      On March 29, 2006, based upon the recommendation of and approval by our board of directors, 110 Media Group, Inc. (the "Company") dismissed Wolinetz & Lafazan & Co. ("W&L") as its independent auditor and engaged Bouwhuis, Morrill & Company to serve as its independent auditor for the fiscal year ending December 31, 2005.

      W&L was hired by the Company on April 18, 2005 to be its auditors for the fiscal year ending December 31, 2005, but as a result of the acquisition on December 22, 2005 of Global Portals Online, Inc. and the resulting change of control, the new board decided to utilize the services of Bouwhuis Morrill & Company to serve as the Company's auditors for the fiscal year ending December 31 2005. Accordingly, W&L never reported on the financial statements of the Company.

      From April 18, 2005 through March 29, 2006, there were no disagreements with W&L on any matter of accounting principal or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to W&L's satisfaction would have caused them to make references to the subject matter in connection with their report.

      In addition, the Company believes there were no reportable events as defined in Item 304(a)(1)(iv)(B) of Regulation S-B except for material weaknesses in our system of internal controls as disclosed in item 8A in our 2004 10-KSB filed on April 15, 2005.

      The Company has provided W&L with a copy of the foregoing statements and requested that W&L provide it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the foregoing statements. A copy of W&L's letter, dated March 31, 2006, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits

      (d)   Exhibits

            16.1 Letter from Wolinetz & Lafazan & Co. to the Securities and Exchange Commission dated March 31, 2006.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         110 MEDIA GROUP, INC.
                                         (Registrant)


Date: March 29, 2006                     By: /s/ Darren Cioffi
                                             ---------------------------------
                                             Darren Cioffi,
                                             Chief Financial Officer